UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 26, 2007
Date of Report (Date of earliest event reported)
Syntax-Brillian Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50289	05-0567906

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
1600 N. Desert Drive
Tempe, Arizona
85281
(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.65
EX-10.66
EX-10.67

Item 1.01.	Entry into a Material Definitive Agreement.
     As described in Item 2.03 below, on April 26, 2007, we entered into a term loan agreement with The CIT Group/Commercial Services, Inc. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On April 26, 2007, we and our subsidiaries, Syntax Groups Corporation and Syntax Corporation, entered into a term loan agreement (the “Loan Agreement”) with The CIT Group/Commercial Services, Inc. (the “Lender”) for a loan in the principal amount of $20,000,000 (the “Loan”) evidenced by a term loan promissory note in favor of the Lender (the “Note”). The Loan bears interest at the Chase Bank Rate plus 0.50% (initially 8.75%) per annum, and interest payments are due each month beginning on May 1, 2007. All amounts outstanding under the Loan Agreement mature on the earliest to occur of (i) September 30, 2007, (ii) the closing of a financing with the Lender or other third party, or (iii) the date of any new equity financing of our company. Upon the occurrence of certain events of default, including payment defaults, covenant defaults, the death of a guarantor, or an interruption in our manufacturing operations for a period of more than 15 consecutive days, all obligations under the Loan Agreement may be accelerated. We have the right to repay the Loan in whole or in part at any time without premium or penalty. The Loan is secured by the Lender’s existing lien on our accounts receivable and other assets under our factoring agreement with the Lender, and is also personally guaranteed by James Li, our President, Chief Operating Officer, and director; Thomas Chow, our Chief Procurement Officer, and The 1999 Chow Family Trust; and Roger Kao, Vice President of Taiwan Kolin Company, Ltd., a stockholder and our primary supplier of LCD television products and components. This description of the Loan and Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, the Note, and the form of personal guaranty provided by Messrs. Li, Chow, and Kao and The 1999 Chow Family Trust, copies of which are filed herewith as Exhibits 10.65, 10.66, and 10.67, respectively, and are incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

10.65	Term Loan Agreement, dated April 26, 2007, among The CIT Group/Commercial Services, Inc., Registrant, Syntax Groups Corporation, and Syntax Corporation.

10.66	Term Loan Promissory Note dated April 26, 2007.

10.67	Form of Guaranty in favor of The CIT Group/Commercial Services, Inc. by each of James Ching Hua Li, Thomas Man Kit Chow, The 1999 Chow Family Trust, and Roger Kao, each dated April 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION

Date: May 2, 2007	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.65	Term Loan Agreement, dated April 26, 2007, among The CIT Group/Commercial Services, Inc., Registrant, Syntax Groups Corporation, and Syntax Corporation.

10.66	Term Loan Promissory Note dated April 26, 2007.

10.67	Form of Guaranty in favor of The CIT Group/Commercial Services, Inc. by each of James Ching Hua Li, Thomas Man Kit Chow, The 1999 Chow Family Trust, and Roger Kao, each dated April 26, 2007.